John Hancock Variable Insurance Trust

Supplement dated September 21, 2012

to the Statement of Additional Information dated April 30, 2012

U.S. Equity Trust

The following paragraph in Appendix III is amended and restated as follows as to the U.S. Equity Trust to include information regarding David Cowan, the new senior member of the Quantitative Equity Division of Grantham, Mayo, Van Otterloo & Co. LLC:

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (“GMO”)

U.S. Equity Trust

Effective immediately, Dr. David Cowan and Dr. Thomas Hancock are the portfolio managers responsible for managing the U.S. Equity Trust (the “Fund”) and Sam Wilderman is no longer a portfolio manager of the Fund.

The following amends and restates the portfolio manager information presented in Appendix I to the SAI relating to GMO regarding the portfolio managers of the Fund. All references and information relating to Sam Wilderman are hereby deleted.

The following table reflects information as of September 11, 2012:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Dr. David Cowan	21	$43,942,441,871.91	8	$3,753,519,070.41	42	$8,274,542,139.36
Dr. Thomas Hancock	21	$43,942,441,871.91	8	$3,753,519,070.41	42	$8,274,542,139.36
Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Dr. David Cowan	0	0	2	$1,806,753,348.37	6	$1,346,760,781.70
Dr. Thomas Hancock	0	0	2	$1,806,753,348.37	6	$1,346,760,781.70

Ownership of fund shares. Neither David Cowan nor Dr. Thomas Hancock beneficially own any shares of the Fund as of September 11, 2012.